Exhibit 10.2

AMENDMENT NO. 1

TO THE

TAX RECEIVABLE AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Tax Receivable Agreement (the “Tax Receivable Agreement”), dated as of October 28, 2019, by and among The Baldwin Insurance Group, Inc. (formerly BRP Group, Inc.), a Delaware corporation (the “Company”), The Baldwin Insurance Group Holdings, LLC (formerly Baldwin Risk Partners, LLC), a Delaware limited liability company (“OpCo LLC”) and each of the Members (as defined therein) party thereto is entered into as of September 14, 2026, by and among the undersigned parties hereto (collectively, the “Parties”).

RECITALS

WHEREAS, the Company, OpCo LLC and the Members are parties to the Tax Receivable Agreement;

WHEREAS, concurrently with the execution of this Amendment, the Company, OpCo LLC, Square Acquisition Parent, Inc., a Delaware corporation (“Parent”), Merger Sub I, Inc., a Delaware corporation and a wholly owned, direct subsidiary of Parent (“Merger Sub”) and Merger Sub II, LLC, a Delaware limited liability company and a wholly owned, direct subsidiary of Parent (“LLC Merger Sub” and, together with Merger Sub, “Merger Subs”), are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, among other things, on the terms and subject to the conditions set forth in the Merger Agreement, (a) OpCo LLC will form a new, wholly owned Delaware limited liability company (“Seller LLC”), and Seller LLC will form a new, wholly owned Delaware limited liability company (“Seller Merger Sub”), (b) Parent will cause LLC Merger Sub to merge with and into OpCo LLC (the “LLC Merger”), with OpCo LLC surviving the LLC Merger, (c) simultaneously with the LLC Merger, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the LLC Merger and the Merger, together, the “Initial Mergers”), and (d) immediately following the Initial Mergers, the Company and Seller LLC will cause Seller Merger Sub to merge with and into OpCo LLC (the “Second LLC Merger” and, together with the Initial Mergers, the “Mergers”);

WHEREAS, concurrently with the execution of this Amendment, certain stockholders of the Company and unitholders of OpCo LLC (collectively, the “Rollover Holders”), are entering into that certain Voting, Support and Rollover Agreement with Parent (the “Voting, Support and Rollover Agreement”), pursuant to which, among other things, the Rollover Holders will, subject to the terms and conditions thereof, (a) vote or cause to be voted any shares of Class A Common Stock and Class B Common Stock of the Company owned or controlled by them in favor of adopting the Merger Agreement and (b) immediately prior to the consummation of the Mergers, contribute to Ultimate Parent a number of shares of Class A Common Stock set forth therein in exchange for equity interests of Ultimate Parent and agree not to effect an Exchange of, and to retain, certain Common Units immediately prior to the Effective Time;

WHEREAS, Section 7.07 of the Tax Receivable Agreement provides that the Tax Receivable Agreement may be amended if such amendment is approved in writing by the Company and the Members who would be entitled to receive at least two-thirds (⅔) of the aggregate amount of the Early Termination Payments payable to all Members under the Tax Receivable Agreement if the Company had exercised its right of early termination on the date of the most recent Exchange prior to such amendment (excluding, for purposes of this sentence, all payments made to any Member pursuant to the Tax Receivable Agreement since the date of such most recent Exchange) (the “Requisite Members”);

WHEREAS, the Members who are Parties hereto constitute the Requisite Members;

WHEREAS, in connection with and contingent and conditioned upon consummation of the Mergers and the transactions contemplated thereby, the Parties desire to terminate the Tax Receivable Agreement and all amounts payable thereunder and provide for the payment by the Company to the Members, simultaneously and on the Closing Date of the Mergers, of the Final TRA Payments (as defined below) as set forth herein; and

WHEREAS, the Parties desire to execute this Amendment to (i) set forth the process by which the amount of such Final TRA Payments will be determined, (ii) clarify that the Tax Receivable Agreement will be terminated, automatically and without any further action of the Parties hereto, following the payment by the Company of such Final TRA Payments and (iii) specify certain other terms and conditions set forth below.

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:

1.   Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein but not otherwise defined herein shall have the meaning assigned to such term in the Tax Receivable Agreement. This Amendment is intended to and shall constitute an amendment of the Tax Receivable Agreement. To the extent there is a conflict or inconsistency between the terms of this Amendment and the terms of the Tax Receivable Agreement (prior to giving effect to this Amendment), this Amendment shall govern.

2.   Tax Receivable Agreement Acceleration Upon Change of Control. The Parties agree that, anything to the contrary contained in the Tax Receivable Agreement notwithstanding, and without any further action on the part of any Person (including the Parties), the Tax Receivable Agreement shall be terminated in its entirety upon payment of the Final TRA Payments described herein, and thereafter no Person shall have any further rights or obligations under the Tax Receivable Agreement (it being understood that prior to the Effective Time and the payment of the Final TRA Payments, this Amendment shall not have any effect on the rights and obligations of the parties to the Tax Receivable Agreement).

3.   Final TRA Payments.

(a)   The Parties agree that, on the Closing Date (as such term is defined in the Merger Agreement) (the “Closing Date”) at the Effective Time (as such term is defined in the Merger Agreement), the Company shall pay, or cause to be paid, simultaneously, to each Member, an amount equal to (i) the Specified TRA Payment Amount determined with respect to such Member pursuant to Section 3(b) below minus (ii) any payments made under the Tax Receivable Agreement to such Member between the date hereof and the Effective Time (such payment contemplated by clause (ii), the “Interim TRA Payment” and such payment as calculated pursuant to clause (i) and (ii), the “Final TRA Payment” and collectively, the “Final TRA Payments”) by wire transfer of immediately available funds to an account designated in writing by such Member to the Company prior to the Closing (as such term is defined in the Merger Agreement). Notwithstanding anything herein to the contrary, in no event will the aggregate Final TRA Payments payable hereunder exceed the Aggregate Specified TRA Payment Cap Amount (as defined in Annex A).

(b)   As promptly as practicable after the date hereof, the Company shall determine the Specified TRA Payment Amount with respect to each Member in accordance with the procedures set forth on Annex A. Promptly after the determination of the Specified TRA Payment Amount with respect to each Member, (i) the Specified TRA Payment Amount as so determined with respect to each Member shall be set forth on an annex to be prepared by the Company and appended to this Amendment as Annex B in the form attached hereto, and (ii) the Company shall communicate in writing to each Member the Specified TRA Payment Amount with respect to such Member.

(c)   Annex A and Annex B shall not be amended, modified or otherwise adjusted without the prior written consent of all of the Parties and Parent, except as set forth in Section 3(a). The Company’s obligation to deliver any schedules, notices and documentation described in Article II, Article III or Article IV of the Tax Receivable Agreement relating to the calculation and payment of any Final TRA Payment is hereby waived. Upon receipt by a Member of its respective Final TRA Payment, the Company, OpCo LLC and their Affiliates (including Parent and its Affiliates and the Sponsors (as defined in the Merger Agreement) and Sponsor Related Persons (as defined in the Merger Agreement) following the Effective Time) shall have no further payment or other obligations under the Tax Receivable Agreement or this Amendment to such Member or any other Person claiming through such Member on account of such Member’s interest in the

Tax Receivable Agreement, and each Member hereby accepts (and any Member not a Party to this Amendment shall be deemed to accept) such Member’s respective Final TRA Payment in full satisfaction of all amounts to which such Member is or would be entitled under the Tax Receivable Agreement or this Amendment and releases, remises and forever discharges the Company, OpCo LLC and their Affiliates (including Parent and its Affiliates following the Effective Time) and its and their respective successors, shareholders, directors, officers and employees from any obligation or liability under, arising out of or relating to the Tax Receivable Agreement or this Amendment, except for such Member’s right to receive its Final TRA Payment.

4.   Intended Tax Treatment. Consistent with the terms of the Tax Receivable Agreement, the Parties agree that for United States federal tax purposes (including Section 743 of the Code) and for similar purposes of state, local and foreign law, as applicable, (a) a portion of the Final TRA Payment paid to a Member hereunder is attributable to OpCo LLC Units that were sold or exchanged by the Member (including the Rollover Holders) in connection with transactions not contemplated by the Merger Agreement and is intended to be treated as additional consideration to such Member with respect to such OpCo LLC Units, unless otherwise required by law, with a portion of such additional consideration treated as imputed interest to the extent required by law (as reasonably determined by the Company) (payments pursuant to this clause (a), “Historic TRA Payments”), and (b) the remainder of the Final TRA Payment paid to such Member is intended to be treated for all tax purposes as (i) to the extent such Member exchanges OpCo LLC Units for cash in the Mergers, as additional consideration payable to such Member hereunder by the Company for the OpCo LLC Units exchanged by such Member (payments pursuant to this clause (b)(i), “Current Exchange TRA Payments”) and (ii) to the extent such Member retains OpCo LLC Units after the Mergers, as a payment made to terminate the Tax Receivable Agreement governed by Section 1234A of the Code (payments pursuant to this clause (b)(ii), “Current TRA Termination Payments”), with the allocation of the Final TRA Payment with respect to each Member among the Historic TRA Payment, if any, the Current Exchange TRA Payment and the Current TRA Termination Payment, in each case with respect to such Member, determined as reasonably agreed by the Company and the Securityholder Representative (as defined in the Merger Agreement) (the “Intended Tax Treatment”). In connection with the payment of the Final TRA Payment to each Member, the Company shall provide such Member in a timely manner, and in any event within 30 days after such payment, a statement which sets forth the tax allocation of the Final TRA Payment among (i) the Historic TRA Payment and (ii) the Current Exchange TRA Payment. Any reduction to a Final TRA Payment by reason of any Interim TRA Payment pursuant to Section 3(a) shall reduce the Historic TRA Payments. The Members, on the one hand, and Parent and the Company, on the other hand, shall promptly provide each other with such additional information and assistance as reasonably requested by the other party in connection with tax reporting matters relating to the payments contemplated by this Amendment. As part of the Intended Tax Treatment, the Final TRA Payments hereunder will be further allocated to and among the assets of OpCo LLC for purposes of Section 743 and Section 755 of the Code and otherwise as required for purposes of the Code as reasonably determined by the Company consistent with the applicable provisions of the Code and the regulations thereunder. The Parties shall file all Tax Returns in a manner consistent with the Intended Tax Treatment hereunder and shall not take a position on any Tax Return or in connection with any administrative or judicial or similar proceeding in respect of Taxes that is inconsistent with the Intended Tax Treatment, except as required by a determination within the meaning of Section 1313(a) of the Code.

5.   Amendment Termination. This Amendment shall automatically terminate and be of no force and effect upon the earliest to occur of: (a) the valid termination of the Merger Agreement pursuant to Article 10 thereof in accordance with its terms; and (b) an amendment to the Merger Agreement effected without the consent of the Requisite Members that decreases the amount of, or changes the form, of Merger Consideration (as such term is defined in the Merger Agreement). For the avoidance of doubt, the termination of this Amendment shall not by itself constitute a termination of the Tax Receivable Agreement. Following the termination of this Amendment, all obligations of each of the Parties under this Amendment will terminate, without any liability or other obligation on the part of any Party to any Person in respect of this Amendment or the obligations hereunder, and no Party shall have any claim against another Party (and no Person shall have any rights against another Party hereto), whether under contract, tort or otherwise, with respect to this Amendment or the obligations under this Amendment, and the Tax Receivable Agreement shall remain in full force and effect. Notwithstanding the foregoing, nothing in this Amendment or any termination of this Amendment shall relieve any Party from liability from any Willful and Material Breach of this Amendment prior to such termination. The Parties acknowledge and agree that this Amendment has been approved, executed and delivered by all Persons required to amend the Tax Receivable Agreement pursuant to Section 7.07 of the Tax Receivable Agreement.

6.   Amendments; Waivers. Notwithstanding anything to the contrary herein or in Section 7.07 of the Tax Receivable Agreement, the Parties acknowledge and agree that neither this Amendment nor the Tax Receivable Agreement may be amended, restated, modified or supplemented and no provision hereof or thereof may be waived unless such amendment, restatement, modification, supplement or waiver is approved in writing by (a) the Company, (b) the Requisite Members and (c) to the extent provided in Section 9, Parent; provided that this Amendment shall be amended to attach Annex B (as prepared in accordance with the terms of this Amendment).

7.   Representations and Warranties of the Company and OpCo LLC. The Company and OpCo LLC each represent and warrant to the Members and Parent as follows (which representations and warranties shall survive until the expiration of the applicable statute of limitations):

(a)   Such Party has all requisite corporate or limited liability company power and authority to execute and deliver this Amendment and to perform its obligations hereunder. Such Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). The execution and delivery by such Party of this Amendment and the performance by such Party of this Amendment and the consummation by such Party of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or limited liability company action on the part of such Party. This Amendment has been duly and validly executed and delivered by such Party and constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.

(b)   Neither the execution and delivery by such Party of this Amendment, nor the consummation by such Party of the transactions contemplated hereby, will (i) conflict with or violate any provision of the organizational documents of such Party, (ii) require on the part of the Company any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Party or any of its properties or assets, except, in the case of clause (ii) as would not, individually or in the aggregate, prevent or delay the performance by such Party of any of its obligations under this Amendment.

(c)   Such Party acknowledges that no person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Members furnished or made available to such Party and its representatives except as expressly set forth in this Amendment, the Merger Agreement or the Voting, Support and Rollover Agreement.

8.   Representations and Warranties of the Members. Each of the Members that are Parties hereto represents and warrants to the other Parties hereto and Parent as follows (which representations and warranties shall survive until the expiration of the applicable statute of limitations):

(a)   Such Party has all requisite power and authority (corporate, partnership, limited liability company or otherwise) to execute and deliver this Amendment and to perform its obligations hereunder. Such Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). The execution and delivery by such Party of this Amendment and the performance by such Party of this Amendment and the consummation by such Party of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or other organizational action on the part of such Party. This Amendment has been duly and validly executed and delivered by such Party and constitutes a valid and binding obligation of such Party and each other person entitled to payment under the Tax Receivable Agreement, enforceable against such Party and each other person entitled to payment under the Tax Receivable Agreement in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.

(b)   Neither the execution and delivery by such Party of this Amendment, nor the consummation by such Party of the transactions contemplated hereby, will (i) conflict with or violate any provision of the organizational documents of such Party, (ii) require on the part of such Party any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Party or any of its properties or assets.

(c)   Such Party acknowledges that no person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Company or OpCo LLC furnished or made available to such Party and its representatives except as expressly set forth in this Amendment, the Merger Agreement or the Voting, Support and Rollover Agreement.

9.   Third Party Beneficiary. The Parties agree that Parent is an express third party beneficiary of this Amendment and this Amendment is enforceable by Parent in all respects and no provision of this Amendment may be modified, amended, adjusted or waived without Parent’s written consent.

10.   Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a)   This Amendment and any and all suits, actions or proceedings arising out of or relating to this Amendment or any transaction contemplated hereby or the negotiation, execution or performance of this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

(b)   The Parties irrevocably agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Amendment or the transactions contemplated hereby (whether brought by any Party or any of its Affiliates or against any Party or any of its Affiliates) shall be brought in the Court of Chancery of the State of Delaware or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the Parties hereby irrevocably and unconditionally consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any claim of lack of personal jurisdiction or improper venue and any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party at the addresses set forth in the Tax Receivable Agreement shall be deemed effective service of process on such Party.

(c)   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

11.   Counterparts; Effectiveness. This Amendment may be signed (including by electronic signatures) in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, it being understood that the Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. This Amendment shall become effective when each Party shall have received a counterpart hereof signed (including by electronic signature) by the other Parties. Until and unless each Party has received a counterpart hereof signed (including by electronic signature) by the other Parties, this Amendment shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was executed electronically or transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

12.   Entire Agreement. This Amendment, the Tax Receivable Agreement, the Merger Agreement (including any exhibits thereto), the Voting, Support and Rollover Agreement and other agreements among the Parties as contemplated by or referred to herein and therein constitute the entire agreement among the Parties with respect to the subject matter of this Amendment and supersedes all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter hereof (including the Tax Receivable Agreement).

13.   Specific Performance. This Amendment shall be binding upon, inure solely to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns, and nothing express or implied in this Amendment is intended to, or shall, confer upon any other Person any benefits, rights or remedies under or by reason of, or any rights to enforce or cause any Party to enforce, the obligations set forth herein; provided, however, that Parent is an intended third-party beneficiary of this Amendment and may enforce it directly. Each Party shall be entitled to an injunction or injunctions, or any other appropriate form of equitable relief, to prevent breaches or threatened breaches of this Amendment or to enforce specifically the performance of the terms and provisions hereof in the courts provided in Section 10.

14.   Severability. Any term or provision of this Amendment that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Amendment or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Amendment is invalid or unenforceable, the Parties shall not object to the court making such determination having the power to limit such term or provision, to delete specific words or phrases, or to replace such term or provision with a term or provision that is valid, enforceable, and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Amendment shall be valid and enforceable as so modified. In the event such court does not exercise the power available to it in the prior sentence, this Amendment shall be deemed amended to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will most closely achieve the economic, business, and other purposes of such invalid or unenforceable term or provision.

15.   Interpretation. The words “hereof”, “herein” and “hereunder” and words of like import used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Sections are to Sections of this Amendment unless otherwise specified. Any singular term in this Amendment shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Amendment, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. References to any Person include the successors and permitted assigns of that Person. The Parties have participated jointly in the negotiation and drafting of this Amendment and each has been represented by counsel of its choosing and, in the event an ambiguity or question of intent or interpretation arises, this Amendment will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party due to the authorship of any provision of this Amendment. “Willful and Material Breach” means a material breach of, or a material failure to perform, any covenant or agreement set forth in this Amendment, in each case that is a consequence of an act undertaken by the breaching Party or the failure by the breaching Party to take an act it is required to take under this Amendment, with the actual knowledge that the taking of or failure to take such act would, or would be reasonably expected to, result in, constitute or cause a breach of this Amendment.

16.   Further Assurances. Subject to the terms and conditions of this Amendment, each Party shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Party’s obligations under this Amendment.

17.   Expenses. All fees and expenses incurred in connection with the negotiation and execution of this Amendment and the transactions contemplated hereby shall be paid by the Party incurring such fees and expenses, whether or not the Mergers or the transactions contemplated by this Amendment are consummated.

18.	Assignment. The rights and obligations under this Amendment may not be assigned or delegated (whether by operation of law, merger, consolidation or otherwise) by any Party without the prior written consent of each other Party, and any attempted assignment shall be null and void and of no force or effect. Notwithstanding the foregoing, without the prior written consent of the other Parties, the Company and OpCo LLC may assign or delegate their rights and obligations as contemplated by the Merger Agreement (including pursuant to the Mergers). Any purported assignment of this Amendment in contravention of this Section 18 shall be null and void ab initio. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns.

[Signature Page Follows]

IN WITNESS THEREOF, the undersigned has executed this Amendment as of the day and year first above written.

THE BALDWIN INSURANCE GROUP, INC.

By:	/s/ Trevor Baldwin
Name:	Trevor Baldwin
Title:	Chief Executive Officer

THE BALDWIN INSURANCE GROUP HOLDINGS, LLC

By:	/s/ Trevor Baldwin
Name:	Trevor Baldwin
Title:	Chief Executive Officer

[Signature Page to TRA Amendment]

MEMBERS:

BIGH, LLC

By:	/s/ Lowry Baldwin
Name	Lowry Baldwin
Title:	Managing Member

BRAD HALE

By: /s/ Brad Hale
Name Brad Hale

DANIEL A GALBRAITH AS TTEE OF THE DANIEL A GALBRAITH REVOCABLE TRUST DTD 7/27/2020

By:	/s/ Dan Galbraith
Name	Dan Galbraith
Title:	President

Elizabeth A. Galbraith, as Trustee of the Daniel A. Galbraith 2020 Irrevocable Trust, dated August 5, 2020

By:	/s/ Elizabeth Galbraith
Name	Elizabeth Galbraith
Title:	Boss

ELIZABETH H KRYSTYN AS TTEE OF THE ELIZABETH H KRYSTYN 2017 REVOCABLE TR DTD 6/28/2017

By:	/s/ Elizabeth Krystyn
Name	Elizabeth Krystyn
Title:	Founding Partner

/s/ Elizabeth Krystyn
Elizabeth Krystyn

[Signature Page to TRA Amendment]

Enrique M. Fueyo TTEE Elizabeth H. Krystyn 2019 Irrevocable Trust DTD 9/30/19

By:	/s/ Rick Fueyo
Name	Rick Fueyo
Title:	Manager

Hannibal L. Baldwin Trustee of the HLB 2020 Trust DTD 11/11/2020

By:	/s/ Hannibal Baldwin
Name	Hannibal Baldwin
Title:	Trustee

IHC Holdings, Inc.

By:	/s/ Brian Kapiloff
Name	Brian Kapiloff
Title:	President

INSURANCE AFFORDABLE, INC.

By:	/s/ Dennis Gagnon
Name	Dennis Gagnon
Title:	Pres

INSURANCE AGENCIES OF THE VILLAGES INC

By:	/s/ Mark Morse
Name	Mark Morse
Title:	Manager

IRP Holdings, LLC

By:	/s/ Paul Brown
Name	Paul Brown
Title:	Managing Member

/s/ James Roche
James Roche

KGB 2020 Trust, dated November 10, 2020

By:	/s/ Keenan Baldwin
Name	Keenan Baldwin
Title:	Vice President

[Signature Page to TRA Amendment]

KJCA HOLDINGS LLC

By:	/s/ Chris Staub
Name	Chris Staub
Title:	Managing Partner

KVH HOLDINGS LLC

By:	/s/ Vinnie Hager
Name	Vinnie Hager
Title:	Managing Partner

L LOWRY BALDWIN TRUSTEE L LOWRY BALDWIN REVOCABLE FAMILY TRUST

By:	/s/ Lowry Baldwin
Name	Lowry Baldwin
Title:	Managing Member

LAURA R SHERMAN AS TTEE OF THE LAURA R SHERMAN TRUST DTD 4/15/2019

By:	/s/ Laura Sherman
Name	Laura Sherman
Title:	Member

/s/ Laura Sherman
Laura Sherman

/s/ Lowry Baldwin
Lowry Baldwin

Path 230, Inc.

By:	/s/ Michael Minsky
Name	Michael Minsky
Title:	Senior Managing Partner

Poynter Exempt Legacy Trust U/A/D 10/1/21

By:	/s/ Chris Poynter
Name	Chris Poynter
Title:	CEO

[Signature Page to TRA Amendment]

STRATEGUS RG INC

By:	/s/ Dave Robinson
Name	Dave Robinson
Title:	Regional President

Suzanne Jordan TTEE Laura Sherman Irrevocable Trust DTD 09/30/19

By:	/s/ Suzanne Jordan
Name	Suzanne Jordan
Title:	Trustee

The Honey Bee Family Trust, U/A/D May 13, 2019

By:	/s/ Jennifer Baldwin
Name	Jennifer Baldwin
Title:	Trustee

The Pop Pop Trust, dated October 16, 2020

By:	/s/ Lowry Baldwin
Name	Lowry Baldwin
Title:	Managing Member

THE VILLAGES INVESCO

By:	/s/ Mark Morse
Name	Mark Morse
Title:	Manager

TLB 2020 Trust, dated November 11, 2020

By:	/s/ Trevor Baldwin
Name	Trevor Baldwin
Title:	CEO

/s/ Trevor Baldwin
Name: Trevor Baldwin

[Signature Page to TRA Amendment]

Annex A

1.	The Company shall determine the estimated Early Termination Payment that would be due to each Member in good faith if the Company were to exercise its right of early termination under the Tax Receivable Agreement on January 1, 2027, using such reasonable assumptions as the Company may determine consistently applied to all similarly-situated Members (and, notwithstanding anything to the contrary, such assumptions shall not have a disproportionate effect on the payments any Persons will or may receive under the Tax Receivable Agreement) (each such estimated Early Termination Payment with respect to each applicable Member, an “Estimated Hypothetical Early Termination Payment”).

2.	The “Specified TRA Payment Amount” with respect to each Member shall be equal to the product of (i) the Estimated Hypothetical Early Termination Payment with respect to such Member and (ii) the Specified Percentage.

a.	The “Specified Percentage” (which, for the avoidance of doubt, shall be the same for each Member and shall in no event exceed 100%) shall be such percentage that, when multiplied by the Estimated Hypothetical Early Termination Payment for each Member, results in the aggregate amount of Specified TRA Payment Amounts with respect to all Members being equal to the Aggregate Specified TRA Payment Cap Amount.

b.	The “Aggregate Specified TRA Payment Cap Amount” shall equal $298,450,598.